Exhibit 99.1

KPMG LLP	Tel XXXXXXXXX
1 Sovereign Square	Fax XXXXXXXXX
Sovereign Street	XXXXXXXXX
Leeds LS1 4DA	Mobile XXXXXXXXX
United Kingdom

Private & confidential

The Directors

UK Logistics 2024-2 DAC

3rd Floor, Fleming Court

Fleming’s Place

Dublin 4, Ireland D04 N4X9

Bank of America Europe DAC

Block D, Central Park

Dublin D18 N924

Merrill Lynch International

2 King Edward Street

London EC1A 1HQ

Morgan Stanley Principal Funding, Inc

1585 Broadway Avenue

New York, NY 10036

Morgan Stanley & Co. International plc

25 Cabot Square

Canary Wharf

London E14 4AD

12 November 2024

Your ref Our ref Contact	Norton HL/AP/CC1474 XXXXXXXXXX XXXXXXXXXX

Dear All

Engagement to perform agreed-upon procedures in relation to a commercial mortgage loan proposed to be the subject of a securitisation

In accordance with the terms of our engagement letter dated 28 October 2024 (the “Engagement Letter”), we have performed certain agreed-upon procedures in relation to a portfolio of commercial leases related to a commercial mortgage loan referred to above proposed to be the subject of a securitisation (the “Securitisation”). This letter reports on our performance of those agreed-upon procedures (the “Data AUP Letter”). This Data AUP Letter is confidential and agreed disclosure restrictions apply.

This Data AUP Letter is addressed to the directors of UK Logistics 2024-2 DAC (the “Issuer”), Bank of America Europe DAC (the “Loan Seller”) and Morgan Stanley Principal Funding, Inc (the “Loan Seller”, the “Retaining Sponsor” and the “VRR Holder”), Merrill Lynch International and Morgan Stanley & Co. International plc (together, the “Co- Arranger”) and collectively all addressees of this Data AUP Letter are referred to as the “Data AUP Letter Recipients”.

KPMG LLP, a UK limited liability partnership and a member firm of the

KPMG global organisation of independent member firms affiliated with KPMG International Limited, a private English company limited by guarantee.

Registered in England No OC301540

Registered office: 15 Canada Square, London, E14 5GL

For full details of our professional regulation please refer to

‘Regulatory information’ under ‘About’ at www.kpmg.com/uk

KPMG LLP Engagement to perform agreed-upon procedures in relation to a commercial mortgage loan proposed to be the subject of a securitisation 12 November 2024

The procedures that we will perform are solely for the purpose of assisting you in determining the accuracy of data that you are preparing in connection with the Securitisation and so may not be suitable for any other purpose. We will not accept any responsibility to any other party to whom our Data AUP Letter is shown or into whose hands it may come.

Responsibilities of the Data AUP Letter Recipients

It is the responsibility of the Data AUP Letter Recipients to determine the sufficiency of these procedures agreed with them for their own purposes. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purposes for which this report has been requested or for any other purpose.

The Data AUP Letter Recipients have acknowledged that the agreed-upon procedures are appropriate for the purpose of the engagement. The Loan Sellers, the Retaining Sponsor, and the VRR Holder are responsible for the subject matter on which the agreed-upon procedures are performed.

Our Responsibilities

Our engagement was undertaken in accordance with International Standard on Related Services 4400 (Revised), Agreed-Upon Procedures Engagements issued by the International Auditing and Assurance Standards Board. An agreed-upon procedures engagement involves our performing the procedures that have been agreed with the Data AUP Letter Recipients, and reporting the factual findings, which are the factual results of the agreed-upon procedures performed. We make no representation regarding the appropriateness of the agreed-upon procedures.

This agreed-upon procedures engagement is not an assurance engagement. Accordingly, we do not express an opinion or an assurance conclusion.

Had we performed additional procedures, other matters might have come to our attention that would have been reported.

Professional Ethics and Quality Control

We have complied with the ethical requirements in the ICAEW Code of Ethics issued by the Institute of Chartered Accountants in England and Wales. For the purpose of this engagement, there are no independence requirements with which we are obliged to comply.

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KPMG LLP Engagement to perform agreed-upon procedures in relation to a commercial mortgage loan proposed to be the subject of a securitisation 12 November 2024

We apply International Standard on Quality Control (UK) 1 Quality Control for Firms that Perform Audits and Reviews of Financial Statements, and Other Assurance and Related Services Engagements. Accordingly, we maintain a comprehensive system of quality control including documented policies and procedures regarding compliance with ethical requirements and professional standards as well as applicable legal and regulatory requirements.

Procedures and Findings

The procedures performed were not intended to satisfy any criteria for due diligence published by any nationally recognised statistical rating organisation (“NRSRO”).

We have been provided with data files entitled “Project Norton—Datatape Indurent_KPMG Audit Updated 07.11.24.xlsx” and “Project Norton—Datatape MW_KPMG Audit Updated 07.11.24.xlsx” containing details relating to a portfolio of 293 commercial leases (excluding vacant units) related to a commercial mortgage loan as at 31 July 2024 (the “Portfolio Date”) (together, the “Extraction File”) proposed to be the subject of a securitisation (the “Portfolio”). As instructed by the Loan Sellers, Unit 5 in [PROPERTY LOCATION] was in the Extraction File but excluded from testing.

The procedures, as described in the scope of services (the “Scope of Services”) attached as Appendix A, were performed on the Extraction File and the source documentation (the “Sources”) provided to us by the Loan Sellers, the Retaining Sponsor, and the VRR Holder. We have not verified or evaluated such Sources and therefore we express no opinion or any other form of assurance regarding the reliability, accuracy or adequacy of the Sources, or as to whether any of the Sources omit any material facts. Furthermore, we express no opinion or any other form of assurance regarding the reliability, accuracy or adequacy of the disclosures in the Extraction File, or any legal matters relating to the Portfolio or the physical existence of the commercial leases or the commercial properties.

The procedures performed did not address, without limitation: (i) the conformity of the origination of the Portfolio to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of any collateral securing the Portfolio, (iii) the compliance of the originator of the Portfolio with applicable laws and regulations, or (iv) any other factor or characteristic of the Portfolio that would be material to the likelihood that the issuer or the asset-backed security will pay interest and principal in accordance with applicable terms and conditions.

Findings

Details of the differences and missing documentation found as a result of the agreed-upon procedures, are set out in Appendix B.

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KPMG LLP Engagement to perform agreed-upon procedures in relation to a commercial mortgage loan proposed to be the subject of a securitisation 12 November 2024

General

This Data AUP Letter may only be relied upon in respect of the matters to which it refers and as of its date. In relying upon this Data AUP Letter, you agree (save as may otherwise have been expressly agreed in writing) that we have no responsibility to, and we will not, perform any work subsequent to the date of this Data AUP Letter nor to consider, monitor, communicate or report the impact of any events or circumstances which may occur or may come to light subsequent to the date of this Data AUP Letter.

This Data AUP Letter is not issued in accordance with the professional standards of the American Institute of Certified Public Accountants or the US Public Company Accounting Oversight Board. We will provide separately an executed Form ABS Due Diligence-15E, Certification of Provider of Third-Party Due Diligence Services for Asset-Backed Securities (“Form ABS Due Diligence-15E”), using the form made available by the US Securities and Exchange Commission (“SEC”), to which this Data AUP Letter will be appended. The executed Form ABS Due Diligence-15E will be provided, without in any way or on any basis affecting or adding to or extending our duties and responsibilities to you or giving rise to any duty or responsibility being accepted or assumed by or imposed on KPMG to any party except you, to facilitate your compliance with SEC Release No. 34-72936, Nationally Recognized Statistical Rating Organizations (the “SEC Release”), pursuant to which you are required to make publicly available the findings and conclusions of any third-party due diligence report obtained. This Data AUP Letter alone is not to be relied on in the United States and we accept no responsibility for any use that you may make of this Data AUP Letter alone in the United States.

The requirement to make publicly available findings and conclusions includes disclosure of the criteria against which loans were evaluated, and how the evaluated loans compared to those criteria, along with the basis for including any loans not meeting those criteria. This is accomplished by including such information, which will include this Data AUP Letter, in Form ABS-15G, Asset-Backed Securitizer Report Pursuant to Section 15G of the Securities Exchange Act of 1934 (“Form ABS 15G”), which is required to be furnished by the Issuer or underwriter to the SEC through the Electronic Data Gathering, Analysis, and Retrieval (“EDGAR”) system.

The issuer, sponsor or underwriter of an asset–backed securitisation is required to maintain a website (the “Rule 17g-5 website”) pursuant to paragraph (a)(3) of Rule 17g-5 of the US Code of Federal Regulations (17 CFR 240.17g-5). The SEC Release requires any NRSRO producing a credit rating to which “third party due diligence services” relate, to publish with its rating any executed Form ABS Due Diligence-15E containing information about the relevant security or money market instrument that the NRSRO receives or obtains through a Rule 17g-5 website. The agreed-upon procedures performed by KPMG on which this Data AUP Letter reports amount to “third party due diligence services” as defined in the SEC Release.

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KPMG LLP Engagement to perform agreed-upon procedures in relation to a commercial mortgage loan proposed to be the subject of a securitisation 12 November 2024

To facilitate a relevant NRSRO meeting this publication obligation, we are required to furnish any executed Form ABS Due Diligence-15E to any such NRSRO. As envisaged by the SEC Release, we will do so by providing the prescribed form to the Issuer, sponsor, or underwriter of the securitisation that maintains the Rule 17g-5 website, or to any NRSRO that requests it. In addition, the SEC Release requires that an NRSRO producing a credit rating publicly disclose each prescribed form that was posted to the Rule 17g-5 website. Such information may therefore be posted on the website of any relevant NRSRO.

Any such publicity shall take place, without in any way or on any basis affecting or adding to or extending our duties and responsibilities to you or giving rise to any duty or responsibility being accepted or assumed by or imposed on KPMG to any party except you, to facilitate your compliance with the SEC Release. Accordingly, any party (including rating agencies and investors) obtaining access to this Data AUP Letter as appended to the executed Form ABS Due Diligence-15E or separately is not authorised by KPMG to use or rely upon the Data AUP Letter, any such use or reliance shall take place at the relevant party’s own risk and, to the fullest extent permitted by law, we will have no responsibility and will deny any liability to any such party.

Yours faithfully

KPMG LLP

Attached

Appendix A  Scope of the Services

Appendix B  Details of Findings

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KPMG LLP Engagement to perform agreed-upon procedures in relation to a commercial mortgage loan proposed to be the subject of a securitisation 12 November 2024

Appendix A: Scope of the Services

This Appendix sets out the procedures that the Data AUP Letter Recipients have instructed us, and that we have agreed, to perform.

Provision of a data file

The Data AUP Letter Recipients have informed us that the Loan Sellers, the Retaining Sponsor, and the VRR Holder will provide a data file to us containing details of commercial leases related to the commercial mortgage loan proposed to be the subject of a securitisation (the “Portfolio”) as at a date to be determined by the Data AUP Letter Recipients (the “Portfolio Date”) (the “Extraction File”).

The Loan Sellers, the Retaining Sponsor, and the VRR Holder will also provide source documentation to us that the Data AUP Letter Recipients wish us to use for the purposes of the agreed-upon procedures.

Procedures

The procedures that the Data AUP Letter Recipients have instructed us, and that we have agreed, to perform in relation to the information contained in the Extraction File are set out in the table below.

No.	Data attribute in the Extraction File	Level	Procedure	Source/ Recalculation	Tolerance
1	Unit Name	Lease

For each item check if the data attribute per the Extraction File matches the source.

If Extraction File was not populated with a Unit Name and the source described this as “Land and Buildings” or the source did not have a specified unit number reference or name, we did not report this as a difference.

Where there is only one unit in the Extraction File excluding substation, and the Extraction File is not populated with a Unit Name, and a Unit Name was identified in the source, we did not mark it as a difference.

				Lease Agreement	Differences attributable to spelling mistakes or contractions are to be treated as matching the source

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KPMG LLP Engagement to perform agreed-upon procedures in relation to a commercial mortgage loan proposed to be the subject of a securitisation 12 November 2024

2	Tenant Name	Lease

For each item check if the data attribute per the Extraction File matches the source.

As instructed by the Loan Sellers, the internal tenant naming conventions were considered while performing this procedure.

			Lease Agreement/ Deed of assignment/ Licence to assign/ NM04 document/ TR1 document/ Companies House	Differences attributable to spelling mistakes or contractions are to be treated as matching the source

3	Asset	Lease

For each item check if the data attribute per the Extraction File matches the source.

As instructed by the Loan Sellers, the internal asset naming conventions were considered while performing this procedure.

			Lease Agreement/ Building Survey Report	Differences attributable to spelling mistakes or contractions are to be treated as matching the source

4	Area (Total)	Lease

For each item check if the data attribute per the Extraction File matches or is less than the value in the source.

Where the source mentioned the area in sqm, this was converted to sq ft using conversion rates indicated in the source when performing this procedure

Where the unit is a land or a substation and the Area (Total) in the Extraction File is less than or equal to 1, this was not marked as a difference.

Where Gross Internal Area is not available in the source, this procedure was performed to the Net Internal Area.

For [PROPERTY LOCATION] asset, this procedure was performed at an Asset level.

As instructed by the Loan Sellers, for [PROPERTY LOCATION] and [PROPERTY LOCATION] assets, the area in the Extraction File was checked to the Gross External Area in the source.

			Area Measurement Report/ Building Survey Report/ Boundary Report	+/- 1%

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KPMG LLP Engagement to perform agreed-upon procedures in relation to a commercial mortgage loan proposed to be the subject of a securitisation 12 November 2024

5	Lease Review Date	Lease	For each item check if the data attribute per the Extraction File matches the next Lease Review Date post the Portfolio Date in the source.	Lease Agreement	+/- 4 days

6	Lease Break Date	Lease

For each item check if the data attribute per the Extraction File matches the next Lease Break Date post the Portfolio Date in the source.

As instructed by the Loan Sellers, this procedure was not performed for the residential tenant.

				Lease Agreement/ Deed of Variation	+/- 5 days

7	Lease Expiry Date	Lease	For each item check if the data attribute per the Extraction File matches the source.	Lease Agreement/ Deed of Variation/ Minute of Agreement	None

8	Rental Income	Lease

For each item check if the data attribute per the Extraction File matches the source.

Where the Rental Income was split between units in the Extraction File, this was agreed to the total Rental Income for all units for a particular tenant in the Extraction File to the source

As instructed by the Loan Sellers, the Rental Income for [PROPERTY LOCATION] asset was agreed to the Base Rent payable from 26 September 2026.

As instructed by the Loan Sellers, this procedure was not performed for the residential tenant.

				Lease Agreement/ Rent Review Agreement/ Rent Review Memorandum/ Side letter	+/- £1

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KPMG LLP Engagement to perform agreed-upon procedures in relation to a commercial mortgage loan proposed to be the subject of a securitisation 12 November 2024

Notes in relation to the manner of reporting certain findings

Reporting the findings

Where a data attribute contained in the Extraction File for an individual commercial lease does not match the source, this is to be reported as a ‘difference’ or ‘D’.

Where a source document has not been provided, or the data attribute is missing from the source document, this is to be reported as ‘missing from source’ or ‘MS’.

Where a procedure specifies agreement to specific documentation, and the Loan Sellers, the Retaining Sponsor, and the VRR Holder have provided as part of the source documentation written evidence of amendments or additions to an original document or documents, the instruction of the Data AUP Letter Recipients to us is to conduct the relevant procedure on the basis of the information contained in the amendments or additions to the original documentation and not the information contained in the original documentation.

In reporting findings on the basis of the procedures to be undertaken, the Data AUP Letter Recipients have specified that results are to be reported as being in agreement if any difference found is below the tolerance level, if any, set out above.

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Appendix B: Details of Findings

KPMG Ref.	Procedure Nbr.	Asset	Unit Name	Data Attribute	Extraction File Value	Finding	Source Value

MW 7	Procedure 4	[PROPERTY LOCATION]	Unit 6 & 7	Area (Total)	41,217	MS	Missing from source

IN 43	Procedure 5	[PROPERTY LOCATION]	Unit 8	Lease Review Date	6/30/2026	MS	Missing from source

IN 194	Procedure 5	[PROPERTY LOCATION]	Unit 15	Lease Review Date	6/30/2016	D	6/30/2026